Exhibit 10.5

RESTRICTED STOCK AGREEMENT

UNDER THE ACELL, INC.

2011 STOCK OPTION AND GRANT PLAN

Pursuant to the ACell, Inc. 2011 Stock Option and Grant Plan (the “Plan”), ACell, Inc., a Delaware corporation (together with any successor entity, the “Company”), hereby grants, sells and issues to the individual named above, who is an officer, employee, director, Consultant or other key person of the Company or any of the Subsidiaries, the Shares at the Per Share Purchase Price, which represents the fair market value per share on the Grant Date, subject to the terms and conditions set forth herein and in the Plan. The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her. The Company hereby acknowledges receipt of $ [       ] in full payment for the Shares. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

1.                                      Purchase and Sale of Shares; Vesting; Investment Representations.

(a)                                 Purchase and Sale. On the date hereof, the Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth above for the Per Share Purchase Price.

(b)                                 Vesting. On the date of this Agreement, all of the Shares are nontransferable and subject to a substantial risk of forfeiture and are Shares of Restricted Stock. Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, the risk of forfeiture shall lapse with respect to the Shares on the respective dates indicated below and such Shares shall become vested as follows:

[VESTING SCHEDULE]

Notwithstanding anything herein to the contrary in the case of a Sale Event, the Shares of Restricted Stock shall be treated as provided in Section 3(c) of the Plan, [provided; however, INSERT ANY ACCELERATED VESTING PROVISION HERE]

(c)                                  Investment Representations. In connection with the purchase and sale of the Shares contemplated by Section 1(a) above, the Grantee hereby represents and warrants to the Company as follows:

(i)                                     The Grantee is purchasing the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)                                  The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(iii)                               The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)                              The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(v)                                 The Grantee understands that the Shares are not registered under the Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vi)                              The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii)                           The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii)                        The Grantee understands and agrees that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9( c) of the Plan.

(ix)                              The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9( f) of the Plan.

(x)                                 The Grantee understands and agrees that the Grantee shall be obligated to sell the Shares upon the written request of the Majority Shareholders as described in Section 9( d) of the Plan.

2.                                      Repurchase Right. Upon a Termination Event or other Repurchase Event, the Company shall have the right to repurchase the Shares as set forth in Section 9(c) of the Plan.

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3.                                      Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

4.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Award shall be subject to and governed by all the terms and conditions of the Plan.

5.                                      Miscellaneous Provisions.

(a)                                 Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b)                                 Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to this Award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of this Award. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company).

(c)                                  Equitable Relief. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d)                                 Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e)                                  Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope hereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Maryland, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Maryland.

(f)                                   Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g)                                  Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

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(h)                                 Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

(i)                                     Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j)                                    Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(k)                                 Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

6.                                      Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the State of Maryland.

(b)                                 The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

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(c)                                  The Company, the Grantee, each party to the Agreement and any other holder of Shares or Stock issued pursuant to this Agreement ( each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of the date first above written.

ACELL, INC.

By:
Name:
Title:

Address:

6640 Eli Whitney Dr.
Columbia, MD 21046
Fax: (410)715-4511

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares granted hereby are subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

Address:

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INCENTIVE STOCK OPTION AGREEMENT

UNDER THE ACELL, INC.

2011 STOCK OPTION AND GRANT PLAN

Pursuant to the ACell, Inc. 2011 Stock Option and Grant Plan (the “Plan”), ACell, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the “Stock  Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the Option Exercise Price per share, all as indicated on a stock option grant sheet (the “Grant Sheet”) subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this “Agreement”) and in the Plan.  This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).  To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

1.                                      Vesting, Exercisability and Termination.

(a)                                 No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b)                                 Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Underlying Shares on the respective dates indicated on the Grant Sheet:

Notwithstanding anything herein to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

(c)                                  Termination.  Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):

(i)                                     Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of twelve (12) months from the date of death or disability or until the Expiration Date, if earlier.

(ii)                                  Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of ninety (90) days from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option that is not exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

(d)                                 It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Option Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Option Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or twelve (12) months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Option Shares within either of these periods, he or she will notify the Company within thirty (30) days after such disposition.  The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent the Underlying Shares and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

2.                                      Exercise of Stock Option.

(a)                                 The Optionee may exercise this Stock Option only in the following manner:  Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Underlying Shares to be purchased.  Payment of the purchase price may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C) or (D) of the Plan, subject to the limitations contained in such Sections of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

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3.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4.                                      Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5.                                      Restrictions on Transfer of Option Shares.  The Option Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6.                                      Miscellaneous Provisions.

(a)                                 Equitable Relief.  The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b)                                 Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

(c)                                  Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d)                                 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope hereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Maryland, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Maryland.

(e)                                  Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

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(f)                                   Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g)                                  Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished party in writing to the other.

(h)                                 Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i)                                     Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j)                                    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7.                                      Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”).  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the State of Maryland.

(b)                                 The arbitration shall commence within sixty (60) days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not

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have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)                                  The Company, the Optionee, each party to the Agreement and any other holder of Stock issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consents to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ACELL, INC.

By:
Name:
Title:

Address:

6640 Eli Whitney Dr.
Columbia, MD 21046
Fax: (410) 715-4511

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A

STOCK OPTION EXERCISE NOTICE

ACell, Inc.

6640 Eli Whitney Dr.

Columbia, MD 21046

Pursuant to the terms of the stock option agreement between the undersigned and ACell, Inc. (the “Company”) dated                 (the “Agreement”) under the ACell, Inc. 2011 Stock Option and Grant Plan, I, [Insert Name]               , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $       representing the purchase price for [Fill in number of Underlying Shares]           Underlying Shares. I have chosen the following form(s) of payment:

☐                                    1.                                      Cash

☐                                    2.                                      Certified or bank check payable to ACell, Inc.

☐                                    3.                                      Other (as referenced in the Agreement and described in the Plan (please describe))
                                                                                                                                                                                                                  .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)                                     I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)                                  I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)                               I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv)                              I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)                                 I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act

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of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.

(vi)                              I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii)                           I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii)                        I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix)                              I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x)                                 I understand and agree that I shall be obligated to sell the Shares upon the written request of the Majority Shareholders pursuant to Section 9(d) of the Plan.

Sincerely yours,

Name:

Address:

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NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE ACELL, INC.

2011 STOCK OPTION AND GRANT PLAN

Pursuant to the ACell, Inc. 2011 Stock Option and Grant Plan (the “Plan”), ACell, Inc., a Delaware corporation (together with any successor thereto, the “Company”), hereby grants to the Optionee, who is an officer, employee, director, Consultant or other key person of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of (“Common Stock”), of the Company (the “Underlying Shares,” and such shares once issued shall be referred to as the “Option Shares”), at the Option Exercise Price per share, all as indicated on a stock option grant sheet (the “Grant Sheet”) subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (this “Agreement”) and in the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

1.                                      Vesting, Exercisability and Termination.

(a)                                 No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b)                                 Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Underlying Shares on the respective dates indicated on the Grant Sheet:

Notwithstanding anything herein to the contrary in the case of a Sale Event, this Stock Option shall be treated as provided in Section 3(c) of the Plan.

(c)                                  Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case to Section 3(c) of the Plan):

(i)                                     Termination Due to Death or Disability. If the Optionee’s Service Relationship terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier.

(ii)                                  Other Termination. If the Optionee’s Service Relationship terminates for any reason other than death or disability (as defined in Section 422(c) of the Code), and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date or other termination date, if earlier; provided however, if the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.

2.                                      Exercise of Stock Option.

(a)                                 The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Underlying Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Sections 5(a)(iv)(A), (B), (C), (D) or (E) of the Plan, subject to the limitations contained in such Sections of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.

(b)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

3.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

4.                                      Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5.                                      Restrictions on Transfer of Option Shares. The Option Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

6.                                      Miscellaneous Provisions.

(a)                                 Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(b)                                 Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

(c)                                  Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d)                                 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope hereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Maryland, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Maryland.

(e)                                  Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f)                                   Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g)                                  Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(h)                                 Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i)                                     Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(j)                                    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

7.                                      Dispute Resolution.

(a)                                 Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the State of Maryland.

(b)                                 The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)                                  The Company, the Optionee, each party to the Agreement and any other holder of Stock issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)                                 Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

ACELL, INC.

By:
Name:
Title:

Address:

6640 Eli Whitney Dr.
Columbia, MD 21046
Fax: (410)715-4511

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A

STOCK OPTION EXERCISE NOTICE

ACell, Inc.

6640 Eli Whitney Dr.

Columbia, MD 21046

Pursuant to the terms of the stock option agreement between the undersigned and A Cell, Inc. (the “Company”) dated            (the “Agreement”) under the ACell, Inc. 2011 Stock Option and Grant Plan, I, [Insert Name]                 , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $        representing the purchase price for [Fill in number of Underlying Shares]           Underlying Shares. I have chosen the following form( s) of payment:

☐                                    1.                                      Cash

☐                                    2.                                      Certified or bank check payable to ACell, Inc.

☐                                    3.                                      Other ( as referenced in the Agreement and described in the Plan (please describe))
                                                                                                                                                         .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)                                     I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)                                  I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)                               I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv)                              I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)                                 I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws ( or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.

(vi)                              I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii)                           I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii)                        I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9( c) of the Plan.

(ix)                              I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x)                                 I understand and agree that I shall be obligated to sell the Shares upon the written request of the Majority Shareholders pursuant to Section 9(d) of the Plan.

Sincerely yours,

Name:

Address:

STOCK OPTION EXERCISE NOTICE, 2011 Plan

ACell, Inc.

6640 Eli Whitney Dr., Suite 200

Columbia, MD 21046

Pursuant to the terms of the stock option agreement between the undersigned and ACell, Inc. (the “Company”) dated                  (the “Agreement”) under the ACell, Inc. 2011 Stock Option and Grant Plan, I, [Insert Name]                        , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $             representing the purchase price for [Fill in number of Underlying Shares]            Underlying Shares. I have chosen the following form(s) of payment:

☐                                    1.                                      Cash

☐                                    2.                                      Certified or bank check payable to ACell, Inc.

☐                                    3.                                      Other (as referenced in the Agreement and described in the Plan (please describe))
                                                                                                                                                      .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)                                     I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)                                  I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)                               I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv)                              I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)                                 I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.

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(vi)                              I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii)                           I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii)                        I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix)                              I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

(x)                                 I agree that I will treat all Company information shared with me as a shareholder as Proprietary Information subject to the terms of the Employee Proprietary Information, Inventions, and Non-Competition Agreement that I executed in connection with my employment with the Company.

(xi)                              I understand and agree that I shall be obligated to sell the Shares upon the written request of the Majority Shareholders pursuant to Section 9(d) of the Plan.

Sincerely yours,

Name:

Address:

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